SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M  8 - K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)     April 30, 2001
                                                         -----------------------


                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)


                                     0-31080
                     --------------------------------------
                                   (Commission
                                  File Number)


               California                                 68-0434802
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    (State or other jurisdiction of                      (IRS Employer
            incorporation)                             Identification No.)

1500 Soscol Avenue, Napa, California                       94559-3045
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code   (707) 257-8585
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.      Other Events.
             ------------


             Earnings Release. On April 30, 2001, North Bay Bancorp issued a press release announcing its earnings for the quarter ended March 31, 2001. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (b)      Exhibits

                  99.1 Press release announcing North Bay Bancorp's earnings for the quarter ended March 31, 2001.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 2, 2001                NORTH BAY BANCORP



                                     /s/  Kathi Metro
                                    --------------------------------------------
                                    By: Kathi Metro
                                    Executive Vice Presidenet